OMB
 APPROVAL

OMB Number:

Expires:

Estimated
average
burden
hours per
response:1.25



                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                             FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


  Date of report (Date of earliest event reported) June 9, 2003

          FIRST CANADIAN AMERICAN HOLDING CORPORATION
                   (FORMERLY ADATOM.COM INC.)
     (Exact name of registrant as specified in its charter)


ONTARIO                      000-22967               43-17719999
(State or other jurisdiction
of incorporation)           (Commission File
                                Number)         (IRS Employer
                                              Identification No.)


        6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
            (Address of principal executive offices)

 Registrants telephone number, including area code 416-918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company spun-off 100% of the common and preferred shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant

Preferred  shares  are  to  be distributed  on  the  basis  of  1 preferred share for every 10,000 common shares held by the shareholders of the Registrant.

The record date for the spin-off of shares of the subsidiary is June 6, 2003.

The Registrant has requested CUSIP numbers to be assigned to the spun off subsidiary.

The  Company has set as the distribution date, June 30, 2003. The
Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporation will emerge as successful companies.

At  the record date of spin-off, the subsidiary had approximately
30,142,699 common shares outstanding and 30,142,699 preferred shares.

The Company spun-off 100% of the common and preferred shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant and 1 preferred share of the company listed below having preferred shares authorized, for every 10,000 common shares held by the shareholders of the Registrant:

FIRST CANADIAN AMERICAN TRUST COMPANY - incorporated in Ontario, with unlimited common shares authorized and unlimited preferred shares authorized.

The Company has been set up to is to create a company that acts as a certified and recognized transfer agent for other public companies in North America.

NEW  WAVE WINDMILLS INC. -incorporated in Ontario, with unlimited
common   shares   authorized  and  unlimited   preferred   shares
authorized.

The company is in the business to manufacture and market a new type of windmill. This product will be a vast improvement over the existing windmills in the market place. This product will increase the yield of electricity from the windmills and reduce the maintenance.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related
Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol FCAHF. Note:

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                           SIGNATURES


       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.


                                     FIRST CANADIAN AMERICAN
                                        HOLDING CORPORATION


  Date:  June 9,2003
  By:  /S/ Sandy Winick
           Sandy Winick

        President and Secretary